Exhibit 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                                     /s/ Hans W. Becherer
                                                     --------------------------
                                                     Hans W. Becherer
                                                     Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                               /s/ Riley P. Bechtel
                                               --------------------------------
                                               Riley P. Bechtel
                                               Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                                /s/ Frank A. Bennack, Jr.
                                                --------------------------------
                                                Frank A. Bennack, Jr.
                                                Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                                /s/ Lawrence A. Bossidy
                                                --------------------------------
                                                Lawrence A. Bossidy
                                                Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                                 /s/ M. Anthony Burns
                                                 -------------------------------
                                                 M. Anthony Burns
                                                 Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                               /s/ H. Laurance Fuller
                                               ---------------------------------
                                               H. Laurance Fuller
                                               Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                                /s/ Ellen V. Futter
                                                --------------------------------
                                                Ellen V. Futter
                                                Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                                /s/ William H. Gray III
                                                --------------------------------
                                                William H. Gray III
                                                Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                              /s/ Helene L. Kaplan
                                              ----------------------------------
                                              Helene L. Kaplan
                                              Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                             /s/ Lee R. Raymond
                                             ----------------------------------
                                             Lee R. Raymond
                                             Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                                 /s/ John R. Stafford
                                                 -------------------------------
                                                 John R. Stafford
                                                 Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                              /s/ Lloyd D. Ward
                                              ----------------------------------
                                              Lloyd D. Ward
                                              Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                               /s/ Marina v.N. Whitman
                                               ---------------------------------
                                               Marina v.N. Whitman
                                               Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                              /s/ William B. Harrison, Jr.
                                              ----------------------------------
                                              William B. Harrison, Jr.
                                              President, Chief Executive Officer
                                              and Director
                                              (Principal Executive Officer)

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                              /s/ Douglas A. Warner III
                                              ----------------------------------
                                              Douglas A. Warner III
                                              Chairman of the Board and Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. Morgan Chase & Co., a Delaware corporation (the "Corporation"), hereby constitutes and appoints DOUGLAS A. WARNER III, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, DAVID EDELSON, INA DREW, JOHN C. WILMOT, GLENN HAVLICEK and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt securities, warrants and units of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on April 17, 2001, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt securities, warrants and units of the Corporation, including without limitation, (i) debt securities, (ii) warrants that may entitle the holder (A) to purchase debt securities registered thereby, (B) to receive cash determined by reference to an index or indicies, (C) to receive cash determined by reference to currencies, (D) to receive cash determined by reference to interest rates, or (E)(1) to purchase or sell securities of an entity other than the Corporation, a basket of such securities or commodities, or (2) to receive cash determined by reference to any other financial, economic or other measure or instrument including the occurrence or non-occurrence of any other event or circumstance, or any combination of the above, (iii) units consisting of one or more warrants and debt securities or any combination thereof, or (iv) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 17, 2001.

                                              /s/ Marc J. Shapiro
                                              ---------------------------------
                                              Marc J. Shapiro
                                              (Principal Financial Officer)